OPPENHEIMER FLEXIBLE STRATEGIES FUND

Supplement dated September 30, 2013 to the

Prospectus dated March 7, 2013

This supplement amends the Oppenheimer Flexible Strategies Fund (the "Fund") prospectus (the "Prospectus") dated March 7, 2013.

Effective as of December 2, 2013:

1. The Prospectus section titled "Principal Investment Strategies," beginning on page 3, is deleted in its entirety and replaced by the following:

Principal Investment Strategies. The Fund may invest in a variety of equity, debt and other assets (such as derivatives) that the portfolio manager believes are undervalued. The Fund may allocate its investments between equity, debt and other assets (such as derivatives) in any proportion and at different times based on market and economic conditions. The Fund will generally take long positions in investments that the manager believes to be undervalued and if fundamentals are improving, and short positions in investments that the manager believes to be overvalued or in which fundamentals are eroding. The Fund's overall long or short positioning can vary based on market conditions, and the Fund may take both long and short positions simultaneously. The Fund is not limited to using a particular investment style or by the issuer's location, size, market capitalization or industry sector.

The Fund may invest a substantial portion of its assets in foreign securities, including companies in developed and emerging market countries, and has no limit on the amount it can invest in such securities. The Fund may use certain types of derivative instruments for investment or hedging purposes, including options, futures, forward contracts, and swaps on equity and fixed-income securities and indices, commodities, interest rates, currencies and volatility. The Fund may sell securities short; however, it will limit its total short positions to no more than 40% of its net assets.

The Fund may invest without limit in securities that are rated below investment-grade (commonly referred to as "junk bonds") and at times may invest substantial amounts of its assets in those securities to seek higher income as part of its investment goal. Investment-grade debt securities are rated in one of the top four rating categories by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's. The Fund may also invest in unrated securities, in which case the Fund's Sub-Adviser, OppenheimerFunds, Inc., may internally assign ratings to certain of those securities after assessing their credit quality, in investment grade or below-investment-grade categories similar to those of nationally recognized statistical rating organizations. There can be no assurance, nor is it intended, that the Sub-Adviser's credit analysis is consistent or comparable with the credit analysis process used by a nationally recognized statistical rating organization.

In selecting investments for the Fund, the portfolio manager mainly relies on a value-oriented investing style. A security may be undervalued because the market is not aware of the issuer's intrinsic value, does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities when other investors recognize their real or prospective worth.

The portfolio manager generally uses a fundamental approach to analyze issuers, based on factors such as financial strength, growth potential, management, and cash flows, among others. The process and factors the portfolio manager uses may change over time and her implementation may vary; however, the portfolio manager typically uses the following techniques:

▪	A "top down" and "bottom up" analytical approach that uses fundamental research to focus on particular issuers before considering industry trends;
▪	A search for securities believed to be undervalued that have a high return on capital, strong management committed to shareholder value, and positive cash flows;
▪	Ongoing monitoring of issuers for changes in the company that might alter the portfolio manager's initial expectations about the security and might result in the sale of the security.

The portfolio manager allocates the Fund's investments between equity, debt and other assets after analyzing the relative values of those investments under prevailing market conditions. While stocks and other equity securities may be emphasized to seek growth, the portfolio manager might increase the relative emphasis of investments in bonds, derivatives, or other securities when, among other reasons, she thinks that stocks appear overvalued; debt securities present capital growth and income opportunities relative to stocks; or it is desirable to maintain liquidity pending investment in equity securities.

The above criteria may vary in particular cases and may change over time. The Fund may sell securities that the portfolio manager believes no longer meet these criteria but is not required to do so.

The Fund has established a Cayman Islands exempted company that is wholly-owned and controlled by the Fund (the "Subsidiary"). The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange-traded funds related to gold or other special minerals ("Gold ETFs"). The Subsidiary may also invest in certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are intended to provide the Fund with exposure to commodities market returns within the limitations of the federal tax requirements that apply to the Fund. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary. The Fund's investment in the Subsidiary may vary based on the portfolio manager's use of different types of commodity-linked derivatives, fixed-income securities, Gold ETFs, and other investments. Since the Fund may invest a substantial portion of its assets in the Subsidiary, which may hold certain of the investments described in this prospectus, the Fund may be considered to be investing indirectly in those investments through its Subsidiary. Therefore, references in this prospectus to investments by the Fund also may be deemed to include the Fund's indirect investments through the Subsidiary.

5. The risk entitled “Main Risks of Short Sales” in the Prospectus section titled “Principal Risks,” on page 5, is deleted in its entirety and replaced with the following:

Main Risks of Short Sales. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund closes the short position. A short sale of a security creates the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Short sales may cause a higher portfolio turnover rate and increase the Fund's brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

The Fund will limit the market value of its total short positions to not more than 40% of its net assets at the time a short sale is entered into.

6. The risk entitled “Risks of Short Sales” in the Prospectus section titled “About the Fund's Investments,” on page 12, is deleted in its entirety and replaced with the following:

Risks of Short Sales. The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund closes the short position. A short sale of a security creates the risk of an unlimited loss, since the price of the security sold short could theoretically increase without limit. Purchasing securities previously sold short to close out a short position can itself cause the price of the securities to rise further, thereby increasing the loss. Further, there is no assurance that a security the Fund needs to buy to cover a short position will be available for purchase at a reasonable price. Short sales may cause a higher portfolio turnover rate and increase the Fund's brokerage and other transaction expenses. Short selling is considered a speculative investment practice.

The Fund will limit the market value of its total short positions to not more than 40% of its net assets at the time a short sale is entered into. This means that no securities will be sold short if, after giving effect to any such short sale, the total market value of all securities sold short by the Fund would exceed 40% of the Fund's net assets.

September 30, 2013                                                                                                          PS0236.032